Exhibit 10.2

Execution Version

GUARANTEE AGREEMENT

dated as of

December 21, 2011,

among

BELO CORP.,

THE SUBSIDIARIES OF BELO CORP.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Schedules

Schedule I	Subsidiary Loan Parties

Exhibits

Exhibit I	Form of Supplement

GUARANTEE AGREEMENT dated as of December 21, 2011 (this “Agreement”), among BELO CORP., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Amended and Restated Revolving Credit Facility Agreement dated as of December 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The Lenders have agreed to extend and maintain credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement, which extends, amends and restates the Guarantee Agreement referred to in the Existing Credit Agreement (as such term is defined in the Credit Agreement). The Subsidiaries party hereto are affiliates of the Borrower, will derive substantial benefits from the extension and maintenance of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the heading of this Agreement.

“Borrower” has the meaning assigned to such term in the heading of this Agreement.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Guaranteed Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) each provider of treasury, depository or cash management services the liabilities in respect of which constitute Obligations, (e) each counterparty to any Hedging Agreement with a Loan Party the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the permitted successors and assigns of each of the foregoing.

“Guarantors” means the Borrower (except in respect of its own Obligations) and each Subsidiary of the Borrower from time to time party hereto.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual payment of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Obligations” means (a) Loan Document Obligations, (b) Any obligations of any Loan Party in respect of overdrafts and related liabilities owed to a Lender or an Affiliate of a Lender arising from treasury, depository or cash management services or arising in respect of purchasing card programs or travel and entertainment card programs and (c) the due and punctual payment of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the date hereof with a counterparty that is a Lender or an Affiliate of a Lender as of the date hereof or (ii) is entered into after the date hereof with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into.

“Subsidiary Guarantors” means the Guarantors (other than the Borrower).

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrower, any other party, or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Administrative Agent or any other Guaranteed Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Administrative Agent and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election may operate, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor (a) assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and (b) agrees that none of the Administrative Agent or the other Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that in the event a payment in respect of any Obligation shall be made by any Subsidiary Guarantor under this Agreement, the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment.

SECTION 3.02. Contribution and Subrogation. Each Subsidiary Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Obligation and such other Subsidiary Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Subsidiary Guarantor) and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall (subject to Section 3.03) be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by any Guaranteed Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Guaranteed Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by any Guarantor arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to this Agreement or any instrument contemplated hereby, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

(c) Any amounts payable as provided under this Section shall be additional Obligations guaranteed hereby. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Guaranteed Party. All amounts due under this Section 4.03 shall be payable on written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative

Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Guaranteed Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Guaranteed Party to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.09. Each of the Loan Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Guarantee Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations, (c) any release or amendment or waiver of or consent under or departure from any guarantee, guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 4.13. Termination or Release. (a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall terminate when all the Loan Document Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary, provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

SECTION 4.14. Additional Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries may in the future be required to enter in this Agreement as Guarantors. Upon execution and delivery by the Administrative Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BELO CORP.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Senior Vice President, Chief Financial Officer and Treasurer

Belo Advertising Customer Services, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo Capital Bureau, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo Holdings, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo Kentucky, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo Management Services, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo San Antonio, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo Technology Assets II, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Belo Ventures, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Corporate Arena Associates, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KASW-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KENS-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KHOU-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

King Broadcasting Company

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

King News Corporation

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KMOV-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KMSB-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KONG-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KSKN Television, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KTTU-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KTVK, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

KVUE Television, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Northwest Cable News, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

NTV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

Texas Cable News, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

WCNC-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

WFAA-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

WVEC Television, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

WWL-TV, Inc.

by	/s/ Carey P. Hendrickson
Name: Carey P. Hendrickson
Title: Treasurer/Assistant Secretary

[Signature Page to Guarantee Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ Brandon K. Watkins
Name: Brandon K. Watkins
Title: Vice President

[Signature Page – Guarantee Agreement]

SCHEDULE I TO THE GUARANTEE AGREEMENT

GUARANTORS

Belo Advertising Customer Services, Inc.

Belo Capital Bureau, Inc.

Belo Holdings, Inc.

Belo Kentucky, Inc.

Belo Management Services, Inc.

Belo San Antonio, Inc.

Belo Technology Assets II, Inc.

Belo TV, Inc.

Belo Ventures, Inc.

Corporate Arena Associates, Inc.

KASW-TV, Inc.

KENS-TV, Inc.

KHOU-TV, Inc.

King Broadcasting Company

King News Corporation

KMOV-TV, Inc.

KMSB-TV, Inc.

KONG-TV, Inc.

KSKN Television, Inc.

KTTU-TV, Inc.

KTVK, Inc.

KVUE Television, Inc.

Northwest Cable News, Inc.

NTV, Inc.

Texas Cable News, Inc.

WCNC-TV, Inc.

WFAA-TV, Inc.

WVEC Television, Inc.

WWL-TV, Inc.

Exhibit I

Supplement No.      to the

Guarantee Agreement

SUPPLEMENT NO.              dated as of [ ] (this “Supplement”), to the Guarantee Agreement dated as of December 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among BELO Corp., a Delaware corporation] (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto (together with the Borrower, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Amended and Restated Revolving Credit Facility Agreement dated as of December 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto and the Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 4.14 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.

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SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by
Name:
Title: